CUSIP No. 05990K106	13D	Page 22 of 23 Pages

EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Amendment No. 1 to Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:	March 3, 2023

PATRIOT FINANCIAL PARTNERS III, L.P.

By:	/s/ W. Kirk Wycoff
W. Kirk Wycoff, a member of Patriot Financial Partners III GP, LLC, the general partner of Patriot Financial Partners GP III, L.P., the general partner of Patriot Financial Partners III, L.P.

PATRIOT FINANCIAL PARTNERS GP III, L.P.

By:	/s/ W. Kirk Wycoff
W. Kirk Wycoff, a member of Patriot Financial Partners GP III, LLC., the general partner of Patriot Financial Partners GP III, L.P.

PATRIOT FINANCIAL PARTNERS GP III, LLC

By:	/s/W. Kirk Wycoff
W. Kirk Wycoff, a member

By:	/s/James J. Lynch
James J. Lynch, a member

By:	/s/James F. Deutsch
James F. Deutsch, a member

PATRIOT FINANCIAL PARTNERS II, L.P.

By:	/s/ W. Kirk Wycoff
W. Kirk Wycoff, a member of Patriot Financial Partners GP II, LLC, the general partner of Patriot Financial Partners GP II, L.P., the general partner of Patriot Financial Partners II, L.P.

PATRIOT FINANCIAL PARTNERS PARALLEL II, L.P.

By:	/s/ W. Kirk Wycoff
W. Kirk Wycoff, a member of Patriot Financial Partners GP II, LLC, the general partner of Patriot Financial Partners GP II, L.P., the general partner of Patriot Financial Partners Parallel II, L.P.

CUSIP No. 05990K106	13D	Page 23 of 23 Pages

PATRIOT FINANCIAL PARTNERS GP II, L.P.

By:	/s/ W. Kirk Wycoff
W. Kirk Wycoff, a member of Patriot Financial Partners GP II, LLC., the general partner of Patriot Financial Partners GP II, L.P.

PATRIOT FINANCIAL PARTNERS GP II, LLC

By:	/s/W. Kirk Wycoff
W. Kirk Wycoff, a member

By:	/s/Ira M. Lubert
Ira M. Lubert

By:	/s/James J. Lynch
James J. Lynch

By:	/s/James F. Deutsch
James F. Deutsch

PATRIOT FINANCIAL MANAGER, L.P.

By:	/s/ W. Kirk Wycoff
W. Kirk Wycoff, a member of Patriot Financial Manager, LLC, the general partner of Patriot Financial Manager, L.P.

PATRIOT FINANCIAL MANAGER, LLC

By:	/s/W. Kirk Wycoff
W. Kirk Wycoff, member

By:	/s/Ira M. Lubert
Ira M. Lubert, member

By:	/s/James J. Lynch
James J. Lynch, member

By:	/s/James F. Deutsch
James F. Deutsch, member

By:	/s/W. Kirk Wycoff
W. Kirk Wycoff, individually

By:	/s/Ira M. Lubert
Ira M. Lubert, individually

By:	/s/James J. Lynch
James J. Lynch, individually

By:	/s/James F. Deutsch
James F. Deutsch, individually